SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Balanced Fund

Effective on or about March 1, 2012, the “INVESTMENT RESTRICTIONS” section of the fund’s statement of additional information is amended to remove the following non-fundamental investment policies:

(6)
the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(7)
the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(8)
the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging or other than with respect to the iGAP (integrated Global Alpha Platform) strategy.

(9)	the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(10)	the fund may invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swap).

(11)
for the fund no more than 5% of total assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the fund does not own the underlying security or securities at the time of investment.

Please Retain This Supplement for Future Reference

December 27, 2011
SAISTKR-46